PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

PRIAC VARIABLE CONTRACT ACCOUNT A

Prudential Retirement Security Annuity IV

Supplement to Prospectus Dated May 1, 2021

Supplement dated November 24, 2021

This Supplement should be read and retained with the current Prospectus for your Annuity. This Supplement is intended to update certain information in the Prospectus for your Annuity. If you would like another copy of the current Prospectus, please contact us at 1-877-778-2100.

We are issuing this supplement to update fee, expense, example, and sub-adviser information associated with the PGIM Balanced Fund, effective November 26, 2021.

PROSPECTUS CHANGES

1.Under “IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT”

(a)In the “Ongoing Fees and Expenses (annual charges)” section of the “FEES AND EXPENSES” table, we are replacing the Annual Fee chart with the following:

Annual Fee	Minimum	Maximum
Base Contract [1]	1.00%	1.50%
Investment Options (Portfolio Fees and Expenses)	0.63%	0.81%
Optional Benefits For An Additional Charge [2]	None	None

1The Base Contract fee includes the fee for the IncomeFlex Target Benefit.

2The Optional Benefit is the Optional Spousal Benefit.

(b)In the “Ongoing Fees and Expenses (annual charges)” section of the “FEES AND EXPENSES” table, we are replacing the Plan Type A and Plan Type B charts with the following:

PLAN TYPE A

Lowest Annual Cost $1,473	Highest Annual Cost $3,274
Assumes:
▪Investment of $100,000
▪5% annual appreciation
▪Least expensive combination of portfolio fees and expenses
▪No optional benefits
▪No sales charges
▪No additional purchase payments, transfers or withdrawals

Assumes:
▪Investment of $100,000
▪5% annual appreciation
▪Most expensive combination of optional benefits and portfolio fees and expenses
▪No sales charges
▪No additional purchase payments, transfers or withdrawals

2021-PROSUPP-11-PRSA IV

PLAN TYPE B

Lowest Annual Cost $1,597	Highest Annual Cost $3,108
Assumes:
▪Investment of $100,000
▪5% annual appreciation
▪Least expensive combination of portfolio fees and expenses
▪No optional benefits
▪No sales charges
▪No additional purchase payments, transfers or withdrawals

Assumes:
▪Investment of $100,000
▪5% annual appreciation
▪Most expensive combination of optional benefits and portfolio fees and expenses
▪No sales charges
▪No additional purchase payments, transfers or withdrawals

2.Under “FEE TABLE”

(a)We are replacing the table entitled “Annual Portfolio Company Expenses” with the following:

ANNUAL PORTFOLIO COMPANY EXPENSES

	Minimum	Maximum
Annual Portfolio Company Expenses	0.63%	0.81%
(expenses that are deducted from portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)
(b)Under the sub-section entitled “Example” we are replacing the Plan Type A and Plan Type B charts with the following:

EXAMPLE 1 Plan Type A

If you surrender your Contract at the end of the applicable time period:	1 year $4,079	3 years $12,353	5 years $20,782	10 years $42,560
If you annuitize at the end of the applicable time period:	1 year $4,079	3 years $12,353	5 years $20,782	10 years $42,560
If you do not surrender your Contract.	1 year $4,079	3 years $12,353	5 years $20,782	10 years $42,560
EXAMPLE 2 Plan Type B

If you surrender your Contract at the end of the applicable time period:	1 year $3,833	3 years $11,635	5 years $19,625	10 years $40,446
If you annuitize at the end of the applicable time period:	1 year $3,833	3 years $11,635	5 years $19,625	10 years $40,446
If you do not surrender your Contract.	1 year $3,833	3 years $11,635	5 years $19,625	10 years $40,446

2021-PROSUPP-11-PRSA IV

3.Under “Section 3: What Investment Options Can I Choose?”

Under the sub-section entitled “Variable Investment Options” we are replacing the first sentence of the second paragraph with the following:

This Contract offers portfolios managed by PGIM Investments LLC, PGIM Quantitative Solutions LLC, PGIM Fixed Income, and/or PGIM Limited, all of which are affiliated companies of PRIAC (“Affiliated Portfolios”).

4.Under “Section 7: What Are The Expenses Associated With The Prudential Retirement Security Annuity IV?”
We are replacing the sub-section entitled “Underlying Mutual Fund Fees” with the following:

When you allocate a Purchase Payment or a transfer to the Variable Investment Options, we in turn invest in shares of a corresponding underlying mutual fund. Those funds charge fees and incur operating expenses that are in addition to the Contract-related fees described in this section. Without regard to expense caps, the total fees and operating expenses of the PGIM Balanced Fund is 0.81% annually. Without regard to expense caps, the total fees and operating expenses of the PGIM 60/40 Allocation Fund is 0.63% annually. For additional information about these fund fees, please consult the prospectus for each fund.

5.Under “APPENDIX A: PORTFOLIOS AVAILABLE UNDER THE CONTRACT”

We are replacing the chart in Appendix A with the following:

Portfolio Type/Investment Objective	Portfolio Name and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/20)
			1-year	5-year	10-year
Moderate Allocation The investment objective of the fund is to seek income and long-term growth of capital.	PGIM Balanced Fund (Class Z) [1] (Closed to new investors and transfers) Adviser: PGIM Investments LLC Sub-Advisers: PGIM Quantitative Solutions LLC (Asset Allocation and Equity Subadviser) PGIM Fixed Income PGIM Limited (Fixed Income Subadvisers)	0.81%	9.11%	8.88%	8.91%

2021-PROSUPP-11-PRSA IV

Moderate Allocation The investment objective of the fund is to seek a balance between growth and conservation of capital.	PGIM 60/40 Allocation Fund (Class R6) [2] Adviser: PGIM Investments LLC Sub-Adviser: PGIM Quantitative Solutions LLC	0.63%	10.69%	10.13%	10.13%
1.Where applicable, the manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. Fees and/or expenses waived and/or reimbursed by the manager may be recouped by the manager within the same fiscal year during which such waiver and/or reimbursement is made, pursuant to the terms detailed in the underlying fund’s prospectus.
2.The manager has contractually agreed, through November 30, 2022, to limit Current Expenses after fee waivers and/or expense reimbursements to 0.40% of average daily net assets for Class R6 shares. This contractual waiver includes acquired fund fees and expenses, and excludes fund and any acquired fund interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, and certain other fund expenses such as dividend and interest expense and broker charges on short sales. Fees and/or expenses waived and/or reimbursed by the manager may be recouped by the manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This waiver may not be terminated prior to November 30, 2022 without the prior approval of the fund’s Board of Trustees.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS

2021-PROSUPP-11-PRSA IV